May 2017 INVESTOR PRESENTATION

1 Forward-Looking Statements Certain statements and information provided in this presentation are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements include, without limitation, statements concerning plans, objectives, goals, projections, strategies, future events or performance, and underlying assumptions and other statements, which are not statements of historical facts. These forward-looking statements are based on our current expectations and beliefs concerning future developments and their potential effect on us and do not include the impact of future acquisitions. While management believes that these forward-looking statements are reasonable as and when made, there can be no assurance that future developments affecting us will be those that we anticipate. Our forward-looking statements involve significant risks and uncertainties (some of which are beyond our control) and assumptions that could cause actual results to differ materially. The forward-looking statements speak only as of the date of this presentation. Investors are cautioned not to rely unduly upon these forward-looking statements. The Company undertakes no obligation to update these forward-looking statements, except as required by law. Important factors that could cause actual results to differ materially from those in the forward-looking statements include, but are not limited to, general economic and business conditions, which will, among other things, affect demand for new residential and commercial construction; our ability to successfully identify, manage, and integrate acquisitions; the cyclical nature of, and changes in, the real estate and construction markets, including pricing changes by our competitors; governmental requirements and initiatives, including those related to mortgage lending or mortgage financing, funding for public or infrastructure construction, land usage, and environmental, health, and safety matters; disruptions, uncertainties or volatility in the credit markets that may limit our, our suppliers' and our customers' access to capital; our ability to successfully implement our operating strategy; weather conditions; our substantial indebtedness and the restrictions imposed on us by the terms of our indebtedness; our ability to maintain favorable relationships with third parties who supply us with equipment and essential supplies; our ability to retain key personnel and maintain satisfactory labor relations; and product liability, property damage, and other claims and insurance coverage issues. For additional information regarding known material factors that could cause our actual results to differ from our projected results, please see “Risk Factors” in our Annual Report on Form 10-K and our Quarterly Reports on Form 10-Q filed with the Securities and Exchange Commission. All written and oral forward-looking statements in this presentation are expressly qualified by these “Risk Factors.”

U.S. Concrete, Inc. – Overview

- **U.S. Concrete, Inc. ("USCR" or the "Company") is a vertically integrated national producer of ready-mixed concrete**
  - Top 3 position in each major market served[1]
  - ~1/3 of the aggregates consumed by USCR are sourced from internal production in markets where we have an aggregates position
- **Ready-mixed concrete segment**
  - 172 standard and volumetric plants
  - ~1,700 ready-mixed and volumetric concrete trucks
  - 8.4 million cubic yards sold in the twelve months ending 3/31/17
- **Aggregates segment**
  - 17 operating facilities; 4 distribution terminals
  - ~165 million tons of owned and leased reserves
- **Financial Overview**
  - LTM 3/31/17 Revenue: $1,222.2 million
  - LTM 3/31/17 Adjusted EBITDA: $175.2 million[2]
  - Market capitalization of ~$1.1 billion and enterprise value of ~$1.5 billion[3]

Well-Structured Markets



U.S. Virgin Islands
Ready-Mixed Concrete
Volumetric Concrete
Aggregates Facilities
Recycled Aggregates
Agg Distribution Terminals
Corporate Headquarters
Vertically Integrated Operations

Revenue Mix by Region (LTM 3/31/17)



Western / Southern Texas 10%
Other 2%
Northern Texas 27%
New York / New Jersey / DC 38%
Northern California 23%

Ready-Mixed Volume by End Market (LTM 3/31/17)



Commercial & Industrial 58%
Residential 26%
Street, Highway & Other Public Works 16%

EBITDA by Segment (LTM 3/31/17)



Ready-mixed Concrete 80%
Aggregates & Aggs Related 19%
Other 1%

[1] Based on management estimates of cubic yards volume of ready-mixed concrete produced during the twelve months ended March 31, 2017 after giving pro-forma effect for acquisitions through March 31, 2017.
[2] Adjusted EBITDA (approximately 80% ready-mixed concrete and 20% aggregates and other, based on allocation of corporate and other expenses as a function of segment revenues) is a non-GAAP financial measure. See page 46 for a reconciliation to net income from continuing operations.
[3] As of May 4, 2017

2

3 Strategic Position in Attractive Markets Industry Leading Performance Strong Financial Performance, Conservative Balance Sheet and Solid Returns on Capital Top 1,2 or 3 Position in Well-Structured Markets with Attractive Fundamentals Long-Term Diversified Customer Base Across Sectors and Regions Top Supplier to Commercial Projects with High Margins Vertical Integration into Aggregates Enhances Value Chain Successful Track Record of Accretive Acquisitions and a Robust Pipeline Disciplined Pricing Mechanics Drive Superior Margin Performance Through the Cycle Purchasing Power Due to Size in Highly Fragmented Markets Experienced Management Team with Long-Term Strategic Focus

4 2011 Footprint in Unconsolidated Markets Atlantic Region Texas/Oklahoma Northern California 18 2 3 3 26 69 3 4 Brands Brands Brands Ready-Mixed Concrete Operating Facilities Aggregates Producing Facilities Total USCR ~800 113 7 Trucks 3 Southwest 1 Brand 3 Precast Concrete Production Facilities 1 7

5 Accretive Growth of Regional Footprint U.S. Virgin Islands Atlantic Region Financial Services/ Government Texas/Oklahoma Diversified Northern California Technology 22 3 7 5 46 100 5 10 2 4 2 Brands 11 Acquisitions Brands 1 Acquisition Brands 11 Acquisitions Brands 2 Acquisitions New York Metro #1 Western Texas #1 San Francisco Bay Area #1(Tie) Dallas Top-2 D.C. & Dulles Corridor U.S. Virgin Islands Top-3 #1 Market Position Ready-Mixed Concrete Operating Facilities Aggregates Producing Facilities ~ 1.3% of Total Company Revenue From Indirect Oil Exposure Total USCR ~1700 17 Trucks 172 Aggregates Distribution Terminals 4 4 Note: Acquisitions of Companies Acquired Since 2014

6 Extended Construction Cycle Management’s View of USCR Position in Cycle New Administration (President Trump’s) Policies will Potentially Extend Cycle with Focus on Tax and Regulatory Reform and Infrastructure Spending Early Mid Late Growth Consistent Heavy Previous position in cycle New position in cycle

Focused Strategy Translates into Industry-Leading Returns on Capital

US CONCRETE

Favorable Industry Dynamics

- Favorable markets with attractive fundamentals
- Leading market positions
- Low-cost producer
- Attractive construction material categories

Unique Business Attributes

- Focus on commercial projects with high margins
- Vertically integrated value chain
- Sustainability leadership

Attractive Financial Profile

- Improving pricing over last five years
- Accretive acquisitions
- Prudent balance sheet leverage
- Efficient capital allocation

Superior Margin Performance (Material Spread Margin)[1]



USCR ready-mixed concrete segment
U.S. ready-mixed concrete industry [2]
45.9%
44.4%
46.6%
44.0%
47.8%
43.9%
49.8%
44.6%
49.2%
45.0%
2012
2013
2014
2015
2016

Industry-Leading Returns on Capital[3]



U.S. Concrete
Publicly traded peers [3, 4]
3.4%
2.2%
6.3%
3.2%
9.5%
4.4%
13.0%
5.5%
13.7%
6.1%
2012
2013
2014
2015
2016

[1] Material spread margin defined as (revenue – raw material costs) / revenue
[2] Source: National Ready Mixed Concrete Association ("NRMCA") and management estimates
[3] Return on capital defined as net operating profit after tax / average of beginning and ending debt and book equity (plus pro-forma for acquisitions for USCR in 2016)
[4] Publicly traded peers consist of Martin Marietta Materials, Summit Materials and Vulcan Materials

7

8 Top Supplier to Commercial Projects with High Margins Selected precedent commercial projects Higher Margins due to Rigorous Specifications, Complex Projects, High Customization Requirements and Significant Plant and Truck Capacity Demands Project and Location Cubic Yards Status 1. Facebook NA-4 Data Center – Fort Worth, TX 382,000 In Progress 2. LaGuardia Airport1 – Queens, NY 375,000 In Progress 3. Toyota North American Headquarters – Plano, TX 194,000 In Progress 4. Google Bayview Campus – Mountain View, CA 125,000 Backlog 5. The Union Tower – Dallas, TX 110,000 In Progress 6. Legacy West – Plano, TX 100,000 In Progress 7. Amazon Fulfillment Center – Coppell, TX 99,000 In Progress 8. 5 Pointz – Long Island City, Queens, NY 90,000 In Progress 9. Dallas Love Field Parking Garage – Dallas, TX 87,000 In Progress 10. Goethals Bridge – Staten Island, NY 80,000 In Progress 11. The Wharf –Washington, D.C. 77,000 In Progress 12. 655 NY Avenue –Washington, D.C. 71,000 In Progress 13. Manhattan West Tower – Manhattan, NY 70,000 In Progress 14. Hudson Yards 55 Hudson – Manhattan, NY 70,000 In Progress 15. Workday Campus – Pleasanton, CA 70,000 In Progress 1 Joint venture with one other supplier

9 Regional Market: Metro NYC  17 Plants Serving five boroughs  Commercial / Residential / Infrastructure Focus  Complex Urban Operating Environment  Significant Labor Union Position  Active / Well Structured Market New York City Ready-Mixed Concrete Operating Facilities Aggregates Producing Facilities Aggregates Distribution Terminals

10  400,000+ Cubic Yards of Concrete Required  One WTC, 3 WTC, 4 WTC Complete  WTC Tower 2 Under Construction  Low CO2 Concrete  Highest Height Concrete Pumped Into a High Rise Structure in N.A. One WTC  14,000 PSI Ultra High Strength Concrete World Trade Center Construction World Trade Center Complex

11 Ongoing Infrastructure: Hudson Yards Hudson Yards  ~ 375,000 Cubic Yards of Concrete for Buildings Currently Under Construction  High Strength up to 14,000 PSI Concrete  8,500 PSI Lightweight Concrete  First for NYC  Multi-Phase, Multi-Year Remaining Construction Project

12 Ongoing Infrastructure: LaGuardia Airport  375,000 Cubic Yards of Concrete (USCR has a contract for approximately 2/3 of the amount required)  Concrete Delivery Began in 2016  Stringent Specifications  Multiple Mix Designs will be Required  Expected to be a 4 Year Project LaGuardia Airport

13 Ongoing Infrastructure: Goethals Bridge Goethals Bridge Replacement  80,000 Cubic Yards of Concrete  100-Year Life Cycle Concrete Design  Stringent Specifications  2017 Completion

14 Ongoing Infrastructure: Tappan Zee Bridge Tappan Zee Bridge Replacement  36,000 of 60,000 Cubic Yards of Concrete  Providing Concrete for On Ramps for Two Separate Bridges  July 2017 One Side Opened in Both Directions  32 Different Mix Designs  2019 Both Sides to be Opened

15 Ongoing Infrastructure: Bayonne Bridge Bayonne Bridge Elevation  40,000 Cubic Yards of Concrete  5,000 PSI Lightweight Concrete Deck  2018 Completion

16 Regional Market: Bay Area  15 Plants Serving the Bay Area  Commercial and Residential Focus  Complex Urban Operating Environment  Defensible Market Position  Significant Labor Union Position San Francisco Bay Area Ready-Mixed Concrete Operating Facilities

17 Northern California: Levi’s Stadium Levi’s Stadium  80,000 Cubic Yards of Concrete  Low CO2 Concrete  23 Million Pounds of CO2 Reduction  LEED Gold Certification  Completed in 2013

18 Northern California: Infrastructure Oakland Bay Bridge  250,000 Cubic Yards of Concrete  Low CO2 Concrete  40 Specialty Mix Designs  12 Year Project Completed in 2013

19 Ongoing Construction: Facebook Facebook Campus  20,000 Cubic Yards of Concrete  New Construction in Menlo Park, California  15,000 Cubic Yards of Concrete to Finish  12,000 Cubic Yards of Concrete on West Campus  Low CO2 Concrete  2018 Completion

20 Ongoing Construction: Workday Campus Workday HQ  70,000 Cubic Yards of Concrete  First Placement January 2017  Low CO2 Concrete  Pleasanton, California  2018 Completion

21 Regional Market: Dallas / Fort Worth  28 Plants Serving DFW  Diversified Construction Market  Population Growth  Vibrant Plano / Frisco Area  Standard and Volumetric Concrete Offerings  Large Integrated Producer Competitors Dallas / Fort Worth Ready-Mixed Concrete Operating Facilities Aggregates Producing Facilities Corporate Headquarters

22 North Texas Construction: Frisco / Plano

23 Ongoing Construction: Toyota HQ Toyota of North America Headquarters  194,000 Cubic Yards of Concrete  Premier North Texas Corporate Headquarters Project  2017 Completion

24 Ongoing Construction: JPMorgan Chase JPMorgan Chase - Plano  65,000 Cubic Yards of Concrete  Continued Corporate Growth in Vibrant Plano Area  2017 Completion

25 Ongoing Construction: The Union The Union  110,000 Cubic Yards of Concrete  Twin 43-Story Buildings  Mixed-Use with Full-Sized Grocery Store  Project Began in Late 2016

26 Dallas: Infrastructure I-635 Dallas  Over 310,000 Cubic Yards of Concrete  USCR One of Three Concrete Suppliers  24-Hour Concrete Placements  Multi-Level Highway Project  Three-Phase Project Completed in 2015

27 2 6 1 3 2 9 3 4 8 3 7 2 3 9 1 3 9 6 4 0 6 3 9 0 4 0 4 4 3 2 4 5 8 4 5 7 4 1 5 3 5 2 2 5 9 2 5 7 2 6 6 2 9 0 3 0 0 3 2 5 3 3 6 3 4 3 $107.00 $130.35 $20 $40 $60 $80 $100 $120 $140 0 50 100 150 200 250 300 350 400 450 500 1995 1996 1997 1998 1999 2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 A v g . S el lin g P rice (“ A S P ” ) V o lum e (in m m cu b ic y ar d s (“ CY Ds” )) US Production Industry ASP/CYD USCR ASP/CYD Favorable Margin Profile and Premium Price Position Lead the Industry 1 Source: NRMCA and Management Estimates for 2016 Industry Pricing 1 1

28 Ready-Mixed Top-Line Drivers 3,83 5 3,80 9 3,93 4 4,04 7 4,33 5 4,55 4 4,67 4 4,83 9 4,95 8 5,06 7 5,19 4 5,22 5 5,34 7 5,44 2 5,5 7 5 5,69 6 5,7 1 9 5,99 9 6,52 3 7,03 8 7,52 5 7,68 4 7,82 1 8,12 2 8,40 7$92.23 $132.08 $40 $50 $60 $70 $80 $90 $100 $110 $120 $130 $140 2,000 3,000 4,000 5,000 6,000 7,000 8,000 9,000 Q1 '11 Q2 '11 Q3 '11 Q4 '11 Q1 '12 Q2 '12 Q3 '12 Q4 '12 Q1 '13 Q2 '13 Q3 '13 Q4 '13 Q1 '14 Q2 '14 Q3 '14 Q4 '14 Q1 '15 Q2 '15 Q3 '15 Q4 '15 Q1 '16 Q2 '16 Q3 '16 Q4 '16 Q1 '17 A S P / M M S V o lum e (in 000 ’s CY D) LTM Volume (CYDs in 000's) LTM ASP (per CYD) LTM Material Margin Spread (per CYD)

Vertical Integration Into Aggregates Enhances the Value Chain

- Aggregates primary focus is supply of U.S. Concrete's ready-mixed concrete operations
- Aggregates exposure generates higher overall corporate margins
- Vertical integration enhances market dynamics
- Provides stable supply and strategic advantage
- Improves overall purchasing power
- Increases precision in bidding for new projects

- Key focus of acquisition strategy
- 17 aggregates producing facilities, one recycling operation, four distribution terminals
- ~165 million tons of owned and leased reserves

Aggregates used in USCR's ready-mixed concrete operations[1], LTM 3/31/17



Internally sourced 31%
Externally sourced & acquisition opportunities 69%

[1] From regions where USCR has aggregates

USCR Becomes More Vertically Integrated

29

30 Significant Industry Consolidation Opportunities Exist to Enable Scaling of USCR’s Ready-Mixed Business Ready-Mixed Concrete Market Size for U.S. (as of December 2016) Deal opportunities remain robust  USCR is an acquirer of choice in established markets through decades long relationships amongst local and national management teams  Aggregates provide additional expansion opportunities and strengthen vertically integrated capabilities  Increasing vertical integration among cement, aggregates and concrete producers represents favorable market dynamic Annual Revenue $30.0 B Ready-Mixed Concrete Producers 2,200 Ready-Mixed Concrete Plants 6,500 Source: NRMCA; IBISWorld

31 Focused and Disciplined Acquisition Strategy Continue to expand within existing regional markets through ready-mixed concrete bolt-ons and vertical integration into aggregates Local Opportunity Expand concentrically around existing regions Regional Opportunity Selected larger-scale opportunities in new geographies  Strong, stable markets with promising growth profiles  Appealing market structures  Defensible positions of scale with barriers to entry National Opportunity Successful Deal Track Record with Significant Consolidation Pipeline

Successful Track Record of Accretive Acquisitions with Significant Consolidation Pipeline

US CONCRETE

Accretive acquisitions continue to accelerate Adjusted EBITDA growth

- Completed 25 ready-mixed concrete and aggregates acquisitions since 2014
- Sourcing, executing and integrating acquisitions is a core competency of USCR
- Market position limits impact of cyclicality
- Proven ability to integrate acquired companies, vertically integrate operations, enhance margins and generate attractive returns

Adjusted EBITDA, LTM 3/31/2017



Acquired Since 2014 34%
Organic 66%

Recent Notable Acquisitions

Corbett Aggregates Quinton, NJ (Apr. 2017)	▪ 1 aggregates facility – 401 acres of land with over 35 million tons of proven reserves ▪ Furthers vertical integration strategy supporting the New York metropolitan market
Kings Ready Mix Brooklyn, NY (Aug. 2016)	▪ 4 ready-mixed concrete plants – 62 mixer trucks ▪ Strengthened position in New York metropolitan area
Jenna Concrete Corp. Bronx, NY (Aug. 2016)	▪ 2 ready-mixed concrete plants – 52 mixer trucks ▪ Expanded geographic coverage in Manhattan market and establishes footprint in the Bronx borough
NYCON Supply Corp. Queens, NY (June 2016)	▪ 2 ready-mixed concrete plants – 38 mixer trucks ▪ Expanded position in Western Queens and Midtown Manhattan area
Greco Brothers Concrete Brooklyn, NY (Feb. 2016)	▪ 2 ready-mixed concrete plants – 37 mixer trucks ▪ Strengthened position in New York metropolitan area
Heavy Materials St. Thomas / St. Croix, USVI (Oct. 2015)	▪ 3 ready-mixed concrete plants and 1 block plant – 32 mixer trucks ▪ Vertically integrated with 2 aggregates quarries; ~40 million tons of reserves and export capability
Spartan Concrete Products St. Croix, USVI (Oct. 2015)	▪ 1 ready-mixed concrete plant – 16 mixer trucks ▪ Vertically integrated St. Croix with Heavy Materials aggregates supply
Ferrara Bros. New York, NY (Apr. 2015)	▪ 6 ready-mixed concrete plants – 89 mixer trucks in NYC ▪ Expanded service coverage to all of Manhattan

32

33 Average Selling Price Sales Volume (‘000) 4,047 4,839 5,225 5,696 7,038 8,122 8,407 2,741 3,407 3,597 4,650 4,919 5,563 5,612 2011 2012 2013 2014 2015 2016LTM 3/31/17 Ready-Mixed (CYDs) Aggregates (Tons) $94.47 $97.59 $104.03 $110.85 $123.98 $130.35 $132.08 $7.46 $7.89 $8.84 $9.40 $10.54 $11.97 $12.26 2011 2012 2013 2014 2015 2016LTM 3/31/17 Ready-Mixed ($/CYD) Aggregates ($/ton) Adjusted EBITDA from Continuing Operations ($mm)Revenue ($mm) $428 $517 $598 $704 $975 $1,168 $1,222 2011 2012 2013 2014 2015 2016 LTM 3/31/17 $12 $26 $49 $78 $132 $160 $175 2011 2012 2013 2014 2015 2016 LTM 3/31/17 Financial Performance and Conservative Balance Sheet

34 Ready-Mixed Sales Volume (Million Cubic Yards)Ready-Mixed Average Selling Price (Per Cubic Yard) $1,048 $1,222 LTM 3/31/16 LTM 3/31/17 Adjusted EBITDA from Continuing Operations ($mm)Revenue ($mm) 7.53 8.41 LTM 3/31/16 LTM 3/31/17 $141 $175 LTM 3/31/16 LTM 3/31/17 $125.12 $132.08 LTM 3/31/16 LTM 3/31/17 Financial Performance and Conservative Balance Sheet Improved year-over-year performance (LTM 3/31/17)

35 Ready-Mixed Average Selling Price (Per Cubic Yard) Adjusted EBITDA from Continuing Operations ($mm) Ready-Mixed Sales Volume (Million Cubic Yards) $126.44 $134.28 Q1 2016 Q1 2017 Financial Performance and Conservative Balance Sheet Improved year-over-year performance (Q1 2017) $25.6 $41.1 Q1 2016 Q1 2017 Revenue ($mm) $245 $299 Q1 2016 Q1 2017 1.76 2.05 Q1 2016 Q1 2017

36 Capitalization As of 3/31/2016 PF 3/31/2016 As of 3/31/17 Actual ($mm) Amt. xAdjusted EBITDA Amt. xAdjusted EBITDA Amt. xAdjusted EBITDA Cash and cash equivalents $8.8 $127.7 $291.8 $250mm ABL revolver due 2020 (“ABL Facility”) $65.0 0.5x $0.0 0.0x 0.0 0.0x 8.500% Senior Secured Notes due 2018 (“2018 Secured Notes”) 200.0 1.4x 0.0 0.0x 0.0 0.0x New Senior Unsecured Notes due 2024 (“2024 Unsecured Notes”) 0.0 0.0x 400.0 2.8x 611.1 3.5x Other debt 31.5 0.2x 31.5 0.2x 47.5 0.3x Total debt $296.5 2.1x $431.5 3.1x $658.6 3.8x Net debt 287.7 2.0x 303.8 2.2x 366.8 2.1x Market value of equity1 (as of 5/6/2016 or 5/4/2017) 978.0 6.9x 978.0 6.9x 1,132.3 6.5x Total capitalization $1,274.5 9.0x $1,409.5 10.0x $1,790.9 10.2x Enterprise value $1,265.7 9.0x $1,281.8 9.1x $1,499.1 8.6x LTM 3/31/2016 or 2/6/2017 Adjusted EBITDA2 141.2 141.2 175.2 Liquidity3 103.4 287.2 500.0 1 Based on total outstanding shares as of 5/6/2016 and 5/4/2017 2 Adjusted EBITDA is a non-GAAP financial measure. See page 46 for a reconciliation to net income from continuing operations 3 Liquidity is the sum of cash and cash equivalents, and availability under existing ABL Facility

Appendix

38 500 432 348 337 355 360 392 445 470 500 523 543 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017E 2018E 2019E Total non-residential building construction ($bn) 81 82 83 79 81 81 84 90 92 94 98 99 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017E 2018E 2019E Highway and street construction ($bn) 155 106 78 79 85 91 109 122 139 149 154 149 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017E 2018E 2019E Commercial office and retail building construction ($bn) 358 254 249 253 276 329 375 440 472 497 512 523 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017E 2018E 2019E Total residential building construction ($bn) Source: FMI Corp. as of January 30, 2017 Top 3 Position in Favorable Geographic Markets with Attractive Fundamentals Robust end markets expecting continued growth

39 1,338 1,340 1,500 1,479 1,394 1,362 1,594 1,573 1,579 2011 2012 2013 2014 2015 2016 2017E 2018E 2019E 1,340 1,293 1,411 1,652 1,772 1,995 2,062 2,165 2,131 2011 2012 2013 2014 2015 2016 2017E 2018E 2019E San Francisco MSA1 Washington, D.C. MSA1New York City MSA1 Dallas-Fort Worth MSA1 Source: Dodge Data & Analytics Note: Non-residential construction defined as cubic yards of concrete used 1 “Metropolitan Statistical Area” Top 3 Position in Favorable Geographic Markets with Attractive Fundamentals (cont’d) USCR regional markets expecting continued growth Annual new non-residential construction (‘000 cubic yards) 418 433 433 604 620 679 733 692 689 2011 2012 2013 2014 2015 2016 2017E 2018E 2019E 1,666 1,994 2,559 3,221 3,150 3,666 3,876 3,660 3,634 2011 2012 2013 2014 2015 2016 2017E 2018E 2019E

40 Top 3 Position in Favorable Geographic Markets with Attractive Fundamentals (cont’d) Residential construction is stabilizing and growing in regional markets where USCR has a leading position 70 37 27 27 24 29 37 42 47 50 67 75 80 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017E2018E2019E California housing starts (‘000) 46 30 25 26 24 28 32 30 33 34 37 43 47 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017E2018E2019E Washington D.C. area1 housing starts (‘000) 34 24 16 19 15 18 22 20 22 23 24 24 24 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017E2018E2019E New York and New Jersey housing starts (‘000) 124 82 67 70 66 81 90 100 108 111 118 125 131 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017E2018E2019E Texas housing starts (‘000) Source: Global Insight as of February 2017 Note: Data consists of private single family housing starts; annual data represents average of four quarters of Seasonally Adjusted Annual Rate (“SAAR”) figures 1 Washington, D.C. area also includes Virginia and Maryland

Experienced Management Team Driving Sustainable Business Improvement

US CONCRETE

Executive leadership focused on positioning the business for continued success

- Demonstrated commitment to focus on highly attractive geographies and end markets with superior margin projects
  - Dallas, New York and San Francisco are among the strongest non-residential and residential construction markets
  - Commercial construction orientation requires greater technical expertise and product capabilities
  - Synergistic acquisitions within existing footprint or in geographies with defensible market positions
- Margin results supported by achieved shift in concrete pricing and material margin spread
  - USCR's average price per cubic yard was ~$25 greater than industry average in 2016 compared to average price in-line with industry in 2009
  - Resulting material margin spread has increased from $43/cubic yard in 2009 to $64/cubic yard in 2016
  - Material spread margin in prior downturn (2007 to 2009) increased from $40/cubic yard to $43/cubic yard
- Greater vertical integration of aggregates business has also enhanced Adjusted EBITDA margins
  - Internal requirements are ~1/3 filled from USCR quarries in markets with aggregates positions
  - External aggregates sales for 2016 are approximately $19.8mm higher than 2009
  - Sales of aggregates achieve Adjusted EBITDA margins greater than 20%

($mm)	2007	2009	2016	2017	Commentary
Revenue	$803.8	$534.5	$1,168.2	$1,222.2	✓ Greater scale
Adjusted EBITDA[2]	$75.4	$17.4	$159.8	$175.2	✓ Higher profitability
Adjusted EBITDA margin[2]	9.4%	3.2%	13.7%	14.3%	✓ Improved EBITDA margins
Material spread margin ($ / cubic yard)	~$40	~$43	~$64	~$65	✓ Stable spreads during downturn, and better material spread margins today
Ready-mixed sales volume (mm cubic yards)	~7.6	~3.9	~8.1	~8.4	✓ Steady volume, now with differentiated composition
Leverage[1]	4.0x	17.0x	2.34x	2.09x	✓ Lower leverage

[1] Defined as net debt / Adjusted EBITDA

[2] 2007 and 2009 reflect total consolidated results; LTM 3/31/17 reflects results from continuing operations

41

42 Sustainable demand growing; the USGBC1 projects commercial green construction spending will grow 9.8% YoY from 2015 to 2018 Increased Product Demand USCR’s technology/innovations drive the development of engineered mixes that reduce carbon footprint, while delivering higher performing concrete, compared to traditional concrete Competitive Advantage and Clear Differentiation Low-CO2 mix designs utilize lower-cost, cement replacement materials, while offering equal or higher performance compared to traditional concrete Reduced Material Cost/CYD; Greater Margin Potential Cement companies remain focused on core activities of cement production and utilization, which is capital intensive; USCR has more flexibility to make and execute operating decisions Greater Business Flexibility Top Supplier to Commercial Projects with High Margins USCR sustainability leadership enhances market opportunity 1 U.S. Green Building Council

Long-Term Diversified Customer Base Across Sectors and Regions

Quality, long-tenured client relationships with focused concentration in key markets

Revenue by Customer (2016)



Top 15, 19%
16-25, 5%
26-35, 5%
36-50, 6%
51+, 65%

Revenue Mix by Region (LTM 3/31/17)



Other 2%
Western / Southern Texas 10%
No direct oil and gas exposure
Northern Texas 27%
New York / New Jersey / DC 38%
Northern California 23%

Source: U.S. Concrete

Overview of Top Customer Relationships

Customer	Years	End Market	Location	% of 2016 revenue
1. Customer A*	22	Commercial	Northern Texas	3.6%
2. Customer B*	22	Residential	Northern Texas	2.4%
3. Customer C	50	Commercial	Northern California	1.8%
4. Customer D	15	High Rise, Commercial	NY / NJ / DC	1.2%
5. Customer E	55	Commercial	Northern California	1.2%
6. Customer F	9	Commercial	Northern Texas	1.1%
7. Customer G*	22	Commercial	Northern Texas	1.1%
8. Customer H	2	Commercial	NY / NJ / DC	1.0%
9. Customer I	20	Commercial	NY / NJ / DC	1.0%
10. Customer J	40	Commercial	Northern California	0.9%
11. Customer K	30	Commercial	NY / NJ / DC	0.8%
12. Customer L	30	Commercial	Northern California	0.8%
13. Customer M	15	Commercial	NY / NJ / DC	0.7%
14. Customer N	30	Commercial	NY / NJ / DC	0.7%
15. Customer O	14	Industrial	Northern California	0.6%
Average	**25**		**Total**	**18.9%**

* Denotes customers that are related to each other

The Average Length of USCR's Top 15 Customer Relationships is ~25 Years

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44 Name Role Year Joined Relevant Experience Bill Sandbrook President and Chief Executive Officer 2011 25 years Joseph Tusa, Jr. Senior Vice President and Chief Financial Officer 2016 10 years1 Ronnie Pruitt Senior Vice President and Chief Operating Officer 2015 24 years Paul Jolas Senior Vice President, General Counsel and Corporate Secretary 2013 27 years Kevin Kohutek Vice President – Chief Accounting Officer 2012 5 years Brian Mahavier Vice President – Strategy and Development 2013 12 years Wallace Johnson Vice President – Marketing and Sales 2004 46 years Mark Peabody Vice President – Human Resources 2012 26 years Niel Poulsen Executive Vice President – South East 2012 39 years Jeff Davis Vice President and General Manager – Central Concrete Supply 2001 42 years Jeffrey Roberts Vice President and General Manager – Ingram Concrete 1994 28 years Experienced Management Team Driving Sustainable Business Improvement New executive leadership since 2011 Significant Experience which Positions USCR for Industry Leadership 1 Includes experience in industrial infrastructure segment

45 Organizational Structure U.S. Concrete, Inc. & Subsidiaries Alliance Haulers, Inc. Beall Industries, Inc. Ingram Concrete LLC Redi-Mix, LLC Atlas-Tuck Concrete, Inc. Texas / Oklahoma USC Atlantic, Inc. New York / New Jersey California Central Concrete Supply Co., Inc. Bode Gravel Co. Washington D.C. Superior Concrete Materials, Inc. ABL Facility 2024 Unsecured Notes U.S. Virgin Islands1 Heavy Materials, LLC Spartan Products, LLC 1 Our USVI subsidiaries do not guarantee our ABL Facility and will not guarantee the 2024 Unsecured Notes

Reconciliation of Non-GAAP Financial Measures

US CONCRETE

	Successor							Predecessor	
	LTM ended March 31,	Year ended December 31,						Year ended December 31,	
	2017	2016	2015 (restated)	2014	2013	2012	2011	2009	2007
Income (loss) from continuing operations	**$26.4**	**$9.6**	**$(5.1)**	**$21.6**	**$(18.3)**	**$(24.4)**	**$(7.9)**	**$(78.7)**	**$(60.8)**
Income tax expense (benefit)	25.9	21.1	0.8	2.2	1.2	(3.8)	(0.4)	(0.3)	0.0
Interest expense, net	32.1	27.7	21.7	20.4	11.3	11.3	11.1	25.9	27.5
Corporate gain on early extinguishment of debt	12.0	12.0	-	(0.0)	(1.0)	2.6	-	(7.4)	-
Derivative loss	5.3	19.9	60.0	3.6	30.0	19.7	(13.4)	-	-
Depreciation, depletion and amortization	59.1	55.0	43.6	23.8	18.9	15.5	18.5	23.5	23.2
Non-cash loss on revaluation of contingent consideration	4.6	5.2	0.9	-	-	-	-	-	-
Non-cash stock compensation expense	7.3	7.1	5.8	3.7	5.4	2.5	2.1	2.4	3.0
Acquisition-related professional fees	1.9	2.2	3.8	2.5	0.8	-	-	-	-
Officer severance	0.6	-	0.4	-	0.2	0.1	-	-	-
Departure of former CEO	-	-	-	-	-	-	2.1	-	-
Corporate headquarters relocation expense	-	-	-	-	0.6	2.5	-	-	-
Reorganization items (2009) Goodwill impairment (2007)	-	-	-	-	-	-	0.0	47.6	72.9
Adjusted EBITDA	**$175.2**	**$159.8**	**$131.9**	**$77.8**	**$49.1**	**$26.2**	**$11.9**	**$13.0**	**$65.9**
Adjusted EBITDA margin	14.3%	13.7%	13.5%	11.0%	8.2%	5.1%	2.8%	3.0%	10.2%

We report our financial results in accordance with generally accepted accounting principles in the United States ("GAAP"). However, our management believes that certain non-GAAP performance measures and ratios, which our management uses in managing our business, may provide users of this financial information additional meaningful comparisons between current results and results in prior operating periods. See the table above for presentations of our Adjusted EBITDA and Adjusted EBITDA Margin for the last twelve months ending March 31, 2017 and the years ending December 31, 2016, 2015, 2014, 2013, 2012, 2011, 2009 and 2007.

We define Adjusted EBITDA as our net income (loss) from continuing operations, plus the provision (benefit) for income taxes, net interest expense, depreciation, depletion and amortization, non-cash stock compensation expense, derivative (gain) loss, (gain) loss on extinguishment of debt, non-cash gain (loss) on revaluation of contingent consideration, officer severance, acquisition-related professional fees, expense related to the departure of our former Chief Executive Officer, expense related to our corporate headquarters relocation, and reorganization items. We have included Adjusted EBITDA and Adjusted EBITDA Margin herein because they are widely used by investors for valuation and comparing our financial performance with the performance of other building material companies. We also use Adjusted EBITDA and Adjusted EBITDA Margin to monitor and compare the financial performance of our operations. Adjusted EBITDA does not give effect to the cash we must use to service our debt or pay our income taxes and thus does not reflect the funds actually available for capital expenditures. In addition, our presentation of Adjusted EBITDA may not be comparable to similarly titled measures other companies report. Adjusted EBITDA and Adjusted EBITDA Margin are not intended to be used as an alternative to any measure of our performance in accordance with GAAP.

Non-GAAP financial measures should be viewed in addition to, and not as an alternative for, our reported operating results or cash flow from operations or any other measure of performance prepared in accordance with GAAP.

The Company applied the Financial Accounting Standards Board's Accounting Standards Codification ("ASC") 852 "Reorganizations" to its financial statements while the Company operated under the provisions of Chapter 11 of the United States Bankruptcy Code. As of August 31, 2010, the Company applied fresh-start accounting under the provisions of ASC 852. The adoption of fresh-start accounting resulted in the Company becoming a new entity for financial reporting purposes. Accordingly, the Company's financial statements for periods prior to August 31, 2010 are not comparable with its financial statements for periods on or after August 31, 2010. References to "Successor" in the Company's financial statements refer to the Company on or after August 31, 2010, after giving effect to the provisions of our Plan of Reorganization and the application of fresh-start accounting. References to "Predecessor" in the Company's financial statements refer to the Company prior to August 31, 2010. Because of various adjustments to the Company's consolidated financial statements in connection with the application of fresh-start accounting, including asset valuation adjustments and cancellation of debt adjustments, the results of operations for the Successor are not comparable to those of the Predecessor.

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